SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2003

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

Texas                                0-19797                 74-1989366
(State of                        (Commission File            (IRS employment
incorporation)                       Number)                 identification no.)

                              601 North Lamar, #300
                               Austin, Texas 78703
                    (Address of principal executive offices)

Registrant's telephone number, including area code 512-477-4455


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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

            Exhibit 99.1 -- Whole Foods Market, Inc. press release, dated May 7, 2003.

Item 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 9 ("Regulation FD Disclosure") and Item 12 ("Disclosure of Results of Operations and Financial Condition"). In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished under Items 9 and 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

      On May 7, 2003, the Company issued a press release regarding its results of operations for its second quarter for fiscal 2003. A copy of the press release is furnished herewith as Exhibit 99.1.


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

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHOLE FOODS MARKET, INC.

Date: May 7, 2003                         By: /s/ Glenda Flanagan
                                              ----------------------------------
                                              Glenda Flanagan,
                                              Executive Vice President and Chief
                                              Financial Officer


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